AFFILIATE GUARANTEE

            THIS AFFILIATE GUARANTEE (this "Guarantee"), dated as of May __, 1998, is made by Fidelity Holdings, Inc. with an office at 80-02 Kew Gardens Road, Suite 5000, Kew Gardens, New York 11415 (the "Guarantor"), in favor of Falcon Financial, LLC, a Delaware limited liability company (together with its successors and assigns, the "Secured Party").

                              PRELIMINARY STATEMENT

            Major Acquisition Corp., a New York corporation and its existing subsidiaries, Major Chrysler Plymouth Jeep Eagle, Inc., Major Chevrolet, Inc., Major Dodge, Inc., Major Subaru, Inc. and Major Automotive Realty Corp., each a New York corporation, each a Borrower, and collectively and jointly and severally the Borrower ("Borrower") with an office at 80-02 Kew Gardens Road, Suite 5000, Kew Gardens, New York 11415 has requested that Secured Party make the Loan (as defined in the Security Agreement (the "Security Agreement"), dated the date hereof, between the Secured Party and the Borrower). Capitalized terms used but not otherwise defined in this Guarantee shall have the same meanings ascribed to such terms in the Security Agreement.

            NOW, THEREFORE, in consideration of the foregoing, the benefits accruing to the Borrower, to satisfy an express condition to Secured Party's making of the Loan and to induce the Secured Party to make the Loan, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

            1. Guarantee of Borrower's Obligations to Secured Party. The Guarantor hereby irrevocably, absolutely and unconditionally guarantees to the Secured Party the full and punctual payment and performance, when due, and in accordance with their terms (at maturity, upon acceleration following default, or otherwise) of all of the Obligations, whether now existing or subsequently arising, including without limitation payment of all principal, interest, yield maintenance amounts, prepayment premiums, indebtedness, fees, charges, expenses (including attorneys' fees and expenses) and other monetary obligations arising under or in connection with the Note, the Security Agreement or any of the other Loan Documents, and compliance with the terms, conditions, covenants and other obligations arising under or in connection with the Note, the Security Agreement or any of the other Loan Documents. Notwithstanding the foregoing, except as specifically set forth herein, in no event will the liability of the Guarantor hereunder exceed the amount of the Obligations.

            2. Nature of Obligations; Interest.

                  (a) This Guarantee is a guarantee of payment and performance. The obligations of the Guarantor under this Guarantee are direct and primary obligations. The liability of the Guarantor hereunder is independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor irrespective of whether action is brought against Borrower or any other guarantor of the Obligations or whether Borrower or any other guarantor of the Obligations is joined in any such action or actions. The Guarantor understands and agrees that the Secured Party may, but is not required to, proceed against the Guarantor under this Guarantee without first or ever proceeding against any other person or party. Without limiting the generality of the foregoing, the obligations of the Guarantor shall remain in force irrespective of (a) any defect in, or invalidity, illegality or unenforceability of the Obligations or the Loan Documents, (b) the existence or absence of any legal action to enforce the Obligations or the Loan Documents or any security therefor, the issuance of any judgment therefor or the execution of any such judgment, (c) any claim, defense or offset which the Guarantor or Borrower may have, (d) any other circumstance which might otherwise constitute a defense available to or discharge of a guarantor or surety of any type or (e) the death, or the bankruptcy, dissolution, liquidation, winding up or termination of the Borrower.

                  (b) The obligations of the Guarantor hereunder shall not be released, diminished, impaired, reduced, dependent upon or affected by any one or more of the following: (i) the genuineness, validity, regularity or enforceability of, or the existence of any default with respect to, the Obligations, any security therefor, or any related instrument, documents, obligation, transaction or matter; (ii) the nature, extent, condition, value or continued existence of any security given in connection with the Obligations;
(iii) any action or failure to take action by any holder of the Obligations under or with respect to this Guaranty or the Obligations, any security therefor, or any related documents, transaction or matter; (iv) any other dealings between any holder of the obligations and Secured Party; (v) any exculpatory language or provisions limiting or restricting Secured Party's rights or remedies against Borrower under the Loan Documents; or (vi) any claim by or on behalf of Borrower of any credit or right of setoff with respect to the Note or any of the Obligations. This Guaranty is irrevocable and the obligations of the Guarantor hereunder shall terminate and cease only at the time Secured Party receives payment in full of all of the Obligations or the Guarantor pays the Obligations to the full and maximum extent of its liability hereunder.

                  (c) The Guarantor agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time, payment of the Obligations or any part thereof is rescinded or must otherwise be restored by Secured Party upon or as a result of the bankruptcy or reorganization of Borrower or otherwise. If after receipt of any payment of, or the proceeds of any collateral for, all or any part of the Obligations, Secured Party is compelled to surrender or voluntarily surrenders such payment or proceeds to any person because such payment or application of proceeds is or may be avoided, invalidated, recaptured or set aside as a preference, fraudulent conveyance, impermissible setoff, or for any other reason, whether or not such surrender is the result of: (i) any judgment, decree or order of any court or administrative body having jurisdiction over Secured Party; or (ii) any settlement or compromise by Secured Party of any claims as to any of the foregoing, with any person (including Borrower), then the Obligations or affected part thereof shall be reinstated and continue and this Guarantee shall be reinstated and continue in full force as to such Obligations or part thereof as if such payment or proceeds had not been received, notwithstanding any previous cancellation of any instrument delivered to evidence the satisfaction thereof. The provisions hereof shall survive the termination of this Guarantee and any satisfaction and discharge by Borrower by virtue of any payment, court order, or any federal or state law.

                  (d) Interest. If the Guarantor fails to make when due any payment required to be made by it under this Agreement (a "Payment"), then, to the extent permitted by law and subject to the limitations set forth in Section
15.12 of the Security Agreement, such Payment shall bear interest from the due date thereof until paid at the Default Rate, compounded monthly. The Guarantor agrees to pay interest accrued hereunder on demand. All calculations of interest hereunder will be made on the actual number of days elapsed on the basis of a 360-day year of twelve 30-day months, but in no event shall calculations result in the Secured Party contracting for, charging or receiving interest in excess of the maximum amount permitted by applicable law.

            3. Additional Agreements and Waivers of the Guarantor. WITHOUT LIMITING PARAGRAPHS 1 AND 2 HEREOF, THE GUARANTOR HEREBY ACKNOWLEDGES RECEIPT OF COPIES OF THE LOAN DOCUMENTS AND AS THE GUARANTOR OF THE BORROWER'S OBLIGATIONS THEREUNDER, HEREBY CONFIRMS AND MAKES ALL OF THE STATEMENTS, ACKNOWLEDGMENTS, WAIVERS AND AGREEMENTS SET FORTH THEREIN (WHICH ARE HEREBY INCORPORATED BY REFERENCE AS IF SET FORTH HEREIN IN THEIR ENTIRETY) BOTH WITH RESPECT TO THE BORROWER'S AND THE GUARANTOR'S OBLIGATIONS (BUT ONLY TO THE EXTENT MADE BY THE BORROWER) AND ACKNOWLEDGES THAT IT MAKES ALL OF THE WAIVERS AND SPECIAL AGREEMENTS ("WAIVERS") SET FORTH IN THIS GUARANTEE, AND THAT EACH AND ALL SUCH WAIVERS ARE BEING MADE KNOWINGLY, INTENTIONALLY, VOLUNTARILY, WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS BY THE GUARANTOR IN CONSULTATION WITH ITS LEGAL COUNSEL; THE GUARANTOR FURTHER ACKNOWLEDGES THAT THE GUARANTOR'S GUARANTEE AND SUCH WAIVERS ARE A MATERIAL INDUCEMENT TO THE SECURED PARTY TO ENTER INTO THE LOAN DOCUMENTS, AND THAT THE SECURED PARTY WOULD NOT MAKE THE LOAN WITHOUT SUCH GUARANTEES AND WAIVERS. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT NEITHER THE SECURED PARTY NOR THE BORROWER, NOR ANY OF THEIR RESPECTIVE AFFILIATES, AGENTS OR REPRESENTATIVES HAS MADE AND NO SUCH PERSON IS MAKING OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE GUARANTEE (OTHER THAN THOSE REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR HEREUNDER).

                  (a) The Guarantor understands and agrees that the Secured Party may (and hereby authorizes Secured Party to) take the following actions, at any time or from time to time, without the consent of but with prior notice to the Guarantor, without incurring any responsibility to the Guarantor, and without impairing, reducing, modifying, amending, releasing, discharging or in any way affecting the obligations of the Guarantor or giving the Guarantor any recourse or defense against the Secured Party:

                        (i) Accept or create new, modify, amend, accelerate, increase, extend or renew any of the Obligations or any security therefor, or provisions of the Note, the Security Agreement or any other Loan Document, and this Guarantee will apply to the Obligations as so accepted, created, modified, amended, accelerated, increased, extended or renewed;

                        (ii) Change the manner, place or terms of payment of the Obligations, release, surrender, substitute, settle or compromise, or otherwise alter or modify all or any of the Obligations, any security therefor, any Person liable thereon, including any endorsers, accommodation parties or guarantors, or any liability incurred directly or indirectly in respect thereof or in connection with this Guarantee;

                        (iii) Subordinate the payment of all or any part of the Obligations or any security therefor to the payment of or security for any other liability (whether due or not) of the Borrower to its creditors, including the Secured Party;

                        (iv) Exercise or refrain from exercising any rights or remedies against the Guarantor, the Borrower or any other Person (including any guarantor) or otherwise act or refrain from acting or take or fail to take any action of any type whatsoever, and generally deal with the Borrower, the Guarantor, endorser, accommodator, any other person, any indebtedness of the Borrower to the Secured Party, or any security for any such indebtedness or obligation, as the Secured Party sees fit;

                        (v) Consent to or waive any breach of any act, omission or default, or reinstate following a default, under the Note, the Security Agreement or any other Loan Documents in accordance with the terms thereof;

                        (vi) Grant to the Borrower any other indulgence, concession or compromise with respect to all or any part of any of the Obligations;

                        (vii) Apply any sums by whomsoever paid or howsoever realized to any Obligations or other liabilities of Borrower or the Guarantor to the Secured Party regardless of what Obligations, liability or liabilities remain unpaid, provided that payments by the Guarantor pursuant to this Guarantee shall be applied to the Obligations or its obligations or liabilities hereunder, but in such order as the Secured Party may determine; or

                        (viii) Fail to record or file against or possess any collateral or property or Person whatsoever, or to perfect or protect any lien or encumbrance, or sell, exchange, purchase, foreclose, realize upon or otherwise deal with in any manner or order any property or Person at any time securing or guaranteeing the Obligations or liabilities incurred directly or indirectly in respect thereof or in connection with this Guarantee, the Obligations or liabilities.

                  (b) The Guarantor understands and agrees that its obligations under this Guarantee, and Secured Party's's rights to enforce this Guarantee, shall not in any way be affected, diminished or impaired by the following actions:

                        (i) Any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, death, dissolution, winding up, assignment for the benefit of creditors, receivership or trusteeship involving the Borrower, the Guarantor, any of their respective Affiliates or any other Person liable in respect of the Obligations as an obligor, endorser, guarantor, pledgor or otherwise;

                        (ii) Any merger, consolidation, or sale of all or substantially all of the assets, or of a controlling interest in, the Borrower, the Guarantor, any of their respective Affiliates or any other person liable in respect of the Obligations as an obligor, endorser, guarantor, pledgor or otherwise;

                        (iii) The settlement by the Secured Party with Borrower or the Guarantor, or the release or compromise by the Secured Party of any claims against Borrower or the Guarantor; or

                        (iv) The existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor under applicable Law.

                  (c) Waiver of Claims and Set-Offs. With respect to all Obligations and any other liabilities or obligations hereunder, the Guarantor hereby waives and agrees not to assert or take advantage of any of the following:

                        (i) Any right to require the Secured Party to proceed against the Borrower or any other person or to resort to, proceed against or exhaust any security obtained from the Borrower at any time or to pursue any other remedy in its power before proceeding against any security obtained from the Guarantor;

                        (ii) The defense of the statute of limitations in any action hereunder or for the collection of any indebtedness or the performance of any Obligation;

                        (iii) Any defense that may arise by reason of the incapacity, lack of authority, death or disability of, insolvency or bankruptcy of Borrower or any other Person, or revocation, illegibility or unenforceability hereof or of any of the Obligations or Loan Documents, or the failure of the Secured Party to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceeding) of the Borrower or any other Person;

                        (iv) Demand, diligence presentment, protest, notice of dishonor, nonpayment or default, suit or taking of any action and notice of any other kind to any Person, including, without limiting the generality of the foregoing, notice of acceptance of this Guarantee and notice of liability to which may apply, notice under the Uniform Commercial Code (including Section 9-504(3) thereof) of any jurisdiction, and notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of the Borrower, the Secured Party, any endorser or guarantor under any instrument, or creditor of the Borrower, or any other Person whomsoever, in connection with any Obligation or evidence of indebtedness or in connection with any Obligation or any security therefor;

                        (v) All rights and defenses arising out of an election of remedies by the Secured Party, even though that election of remedies, such as but not limited to a non-judicial foreclosure under the Uniform Commercial Code with respect to security for any Obligations, has destroyed or otherwise impaired, the Guarantor's rights (including rights of subrogation and reimbursement against the Borrower) or recourse against Borrower, any other Person or any property;

                        (vi) Any right to be informed by Secured Party or any other Person of the financial condition of Borrower or any other guarantor of the Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Obligations, or any duty on the part of the Secured Party to disclose to the Guarantor or any other Person any facts the Secured Party may now or hereafter know about the Borrower or any other Person or the Obligations or any security therefor, regardless of whether the Secured Party knows or has reason to believe that any such facts materially increase the risk beyond that which the Guarantor intends to assume or knows or has reason to believe that such facts are unknown to the Guarantor or has a reasonable opportunity to communicate such facts to the Guarantor, it being understood and agreed that the Guarantor represents, acknowledges and agrees that the Guarantor has the ability and assumes the responsibility for keeping informed of the financial condition of Borrower and any other guarantors of the Obligations and of other circumstances affecting such nonpayment and nonperformance risks and the Guarantor is fully responsible for being and keeping informed of the financial condition of the Borrower, the condition of the Collateral and of all circumstances bearing on the risk of nonpayment or nonperformance of any Obligations; and

                        (vii) Any and all surety defenses, including any defense based on lack of due diligence by the Secured Party in collection, protection or realization upon any Collateral.

                  (d) Waiver of Deficiency; Appraisement, Etc. The Guarantor hereby expressly waives: (i) any defense to the recovery of a deficiency against the

Borrower after any non-judicial sale of collateral under any mortgage or security agreement, notwithstanding that such sale may result in a loss by the Guarantor of the right to recover the deficiency from Borrower, (ii) any appraisement, valuation, stay, extension, moratorium redemption or similar law or similar rights for marshalling; and (iii) the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guarantee, and agrees that the obligations of the Guarantor shall not be affected by any circumstances, whether or not referred to in this Guarantee, which might otherwise constitute a legal or equitable discharge of guarantors. Without limiting the generality of any of the foregoing, the Guarantor hereby waives any right to be reimbursed by Borrower or any other guarantor of the Obligations for any payment of the Obligations made directly or indirectly by the Guarantor or from any property of the Guarantor, whether arising by way of any statutory, contractual or other right of subrogation, contribution, indemnification or otherwise. Without limiting the foregoing, the Guarantor understands that in the absence of the waivers made in this paragraph 3, the Guarantor might have a defense against an action by the Secured Party to recover a deficiency from the Guarantor following a non-judicial foreclosure sale of real property or other collateral securing the Obligations, and the guarantor is specifically waiving those defenses and all other defenses. The Guarantor expressly agrees to remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing any of the Obligations, whether or not the liability of the Borrower with respect to any of the Obligations for such deficiency is discharged pursuant to statute or judicial decision.

            4. Subordination. The Guarantor hereby subordinates any indebtedness, liabilities or obligations incurred by Borrower as a result of a payment under this Guarantee ("Guaranty Debt") to, but only to, the Guarantor, to the Obligations. The Guarantor agrees that Secured Party shall be entitled to receive payment of all Obligations, other than liabilities incurred in the ordinary course of business, before the Guarantor receives payment of any Guaranty Debt. Any payments on Guaranty Debt to the Guarantor, if Secured Party so requests, shall be collected, enforced and received by the Guarantor as trustee for Secured Party and be paid over to Secured Party on account of the Obligations, but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Guarantee.

            5. Setoff; Non-Waiver.

                  (a) Setoff. In addition to any rights and remedies of any Secured Party provided by law, Secured Party shall have the right, with prior notice to the Guarantor, upon the occurrence and during the continuance of a Default or an Event of Default, to set-off and apply against the Obligations, whether matured or unmatured, any amount owing from Secured Party to the Guarantor with respect to the Guaranty Debt, including all deposits, accounts and moneys of the Guarantor then or thereafter maintained with Secured Party, at or at any time after, the happening of any of the above mentioned events.

                  (b) Non-waiver. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Secured Party or by any failure to exercise such right of setoff or to enforce such security interest, or by any delay in so doing; and every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Secured Party.

            6. Amounts Reclaimed.

                  (a) In the event that, any payments made to the Secured Party with respect to the Obligations are required to be rescinded or must otherwise be restored or surrendered by the Secured Party in the event of the bankruptcy, insolvency, reorganization or similar event involving the Borrower, the Guarantor, any of its respective Affiliates, or any other Person who may be liable in respect of the Obligations as obligor, endorser, guarantor or pledgor or otherwise, agrees that this Guarantee shall continue in effect or shall be reinstated, as the case may be, and that the Guarantor shall remain liable under this Guarantee for the payment and performance in full of the Obligations, including without limitation, any portion so required to be rescinded, restored or surrendered by the Secured Party.

                  (b) In the event that, pursuant to any proceeding before any court, administrative body or trustee in bankruptcy having jurisdiction, or any settlement or compromise of such a proceeding, a claim is made upon the Secured Party for repayment or recovery of any amount received in payment of the Obligations, the Guarantor agrees that such proceeding or settlement or compromise shall be binding upon the Guarantor, and that in addition to the other obligations of the Guarantor under this Guarantee, the Guarantor shall be liable to the Secured Party for the entire amount so repaid or recovered, to the same extent as if such amount had never been received by the Secured Party.

                  (c) Any acknowledgment or new promise in respect of the Obligations, whether by payment or otherwise, and whether made by Borrower, the Guarantor, any of their respective Affiliates or any other Person liable in respect of the Obligations as obligor, endorser, guarantor, pledgor or otherwise, shall toll the running of any statute of limitations which may have begun to run against the Secured Party in favor of the Guarantor or, if the limitations period has expired, shall negate the operation of the statute of limitations in favor of the Guarantor. The provisions of this Section 6 shall survive indefinitely.

            7. Representations and Warranties. The Guarantor makes the following representations, warranties and covenants which survive the execution and delivery of this Guarantee:

                  (a) Affiliate's Identity. Schedule A attached hereto correctly and completely sets forth the Guarantor's: (i) legal name, (ii) type of entity,
(iii) jurisdiction of
organization, (iv) other jurisdictions in which it is qualified to do business,
(v) tax identification number, (vi) chief executive office, (vii) mailing address, and (viii) existing debt and current business purpose. Schedule A also sets forth a correct and complete description of the relationship of the Guarantor to the Borrower.

                  (b) Organizational Status and Power. The Guarantor is an entity is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified to do business and in good standing in each jurisdiction where the conduct of its business or the character of its assets makes such qualification necessary, except for any such jurisdiction where the failure to so qualify or be licensed, individually and in the aggregate for all such jurisdictions, would not reasonably be expected to have a Material Adverse Effect upon the Guarantor. The Guarantor has all requisite power to own its properties and to carry on its business as now being conducted and as proposed to be conducted, and to execute, deliver and perform its obligations under this Guarantee.

                  (c) Authority. The execution, delivery and performance by the Guarantor of this Guarantee and any other Loan Document to which the Guarantor is a party are within the powers of the Guarantor and have been duly authorized by all necessary corporate and other actions and do not contravene any provision of the Guarantor's Certificate of Incorporation, by-laws, or organizational documents, or to its knowledge, any existing law or any legal order applicable to, or license or permit granted to it or any material agreement or instrument to which it is a party or to which it or any of its assets are subject, the contravention of which would have a Material Adverse Effect on its ability to perform its obligations hereunder.

                  (d) Binding Effect; Solvency; Enforceability. The transactions contemplated by this Guarantee are in furtherance of the Guarantor's ordinary business purposes, with no contemplation of solvency and with no intent to delay, hinder or defraud any present or future creditors. The Guarantor is (and, after giving effect to this Guarantee, will be) solvent and will not have an unreasonably small capital for the conduct of its business and the payments of anticipated obligations. The Guarantor's assets and cash flow enable it to meet its present obligations in the ordinary course of business as they become due, and the Guarantor has not and does not believe that it will incur debts and obligations beyond its ability to pay. This Guarantee has been duly authorized, executed and delivered by the Guarantor and constitute the legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their respective terms, except as enforceability may be limited
(i) by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and (ii) to the extent that the remedies of specific performance and injunctive or other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (e) Litigation; No Violation of Orders or Laws; Governmental Approvals. Except as set forth on Schedule B attached hereto, there are no material actions, suits, investigations or proceedings pending, or to the Guarantor's knowledge, threatened or proposed, against or affecting the Guarantor, or any of the properties or rights of the Guarantor. To the Guarantor's knowledge, there is no basis for any claims being asserted against the Guarantor except to the extent that any such claims have been fully disclosed in writing to the Secured Party. The Guarantor is not, nor will the Guarantor be after or as a result of giving effect to the transactions contemplated herein, in default under or in violation of any Requirements of Law the result of which would have a Material Adverse Effect on its ability to perform its obligations hereunder. To its knowledge, neither any actions by or with any governmental or public body or authority, or any subdivision thereof, nor any other legal formality is required in connection with the entering into, performance, or enforcement of the Guarantee by the Guarantor.

                  (f) No Conflicts with Agreements, Etc. Neither the execution and delivery by the Guarantor of this Guarantee or any of the Loan Documents to which the Guarantor is a party, nor the fulfillment of or compliance with the terms and provisions hereof or thereof, will conflict with, or result in a breach or violation of the terms of, or constitute a default under, or result in the creation of any Lien (other than Liens created pursuant to the Loan Documents) on any assets of the Guarantor pursuant to (i) the organizational documents of the Guarantor which is an entity, or (ii) any material agreement to which the Guarantor is a party or to which the Guarantor's assets are subject or
(iii) any Requirements of Law to which the Guarantor is subject.

                  (g) Consents, Etc. No consent, approval or authorization of or registration or filing with any Person is required in connection with the execution, delivery or performance by the Guarantor of this Guarantee or any of the Loan Documents to which the Guarantor is a party, or as a condition to the legality, validity or enforceability of this Guarantee, except as set forth in the Loan Documents.

                  (h) The Guarantor has copies of and is fully familiar with each of the Loan Documents executed and delivered to Secured Party by Borrower.

                  (i) The Guarantor has derived or expects to derive a financial advantage from the Loan and any other extension of credit and from each and every renewal, extension, release of collateral or other relinquishment of legal rights made or granted or to be made or granted by the Secured Party to the Borrower in connection with the Obligations.

                  (j) Disclosure. Except as set forth in Schedule 7(j), the financial statements of the Guarantor submitted to the Secured Party present fairly the financial condition of the Guarantor. Neither this Guarantee nor any other document, certificate or statement furnished to the Secured Party by or on behalf of the Guarantor contains any misstatement of a material fact or omits to state any material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. The Guarantor is not aware of any facts (other than general industry conditions) that individually or in the aggregate have a material adverse effect or, so far as the Guarantor can now reasonably foresee, are likely to have a material adverse effect in the future.

                  (k) Restriction on New Automobile Dealership Locations. The Guarantor hereby agrees that neither it nor any of its Affiliates will open a new automobile dealership within the same Franchise System and engaged in the business of selling the same brand of automobiles as the Borrower within five
(5) miles of any existing location which serves as Collateral for the Loan. The foregoing shall not apply to the acquisition of an existing dealership.

            8. Information. The Guarantor will promptly furnish to the Secured Party, at the sole cost and expense of the Guarantor, all such information regarding the Guarantor's business condition and financial condition as the Secured Party may from time to time reasonably request. The Guarantor hereby authorizes Secured Party and its agents and representatives at any time and from time to time to obtain from, disclose to and discuss with any Franchisor, creditor of the Guarantor or any other Person, information concerning or relating to the financial condition, operations and other matters relating to the Guarantor, its business, property and assets and hereby consents to the release to Secured Party by any such Person, at any time and from time to time, of information relating to the Guarantor, its business, financial condition, prospects, property and assets upon request of Secured Party with prior written notice to the Guarantor. The Secured Party hereby agrees that it will sign a confidentiality agreement, if requested by the Guarantor, with respect to confidential information it may obtain about the Guarantor. The Guarantor hereby consents to the disclosure by the Secured Party of any and all public information (financial or otherwise) concerning the Guarantor to any Person in connection with the sale or other disposition of the Loan (including any securitization thereof). The Guarantor hereby agrees to deliver to Secured Party notice of any Default or Event of Default of the Borrower or of any other event or condition which could have a Material Adverse Effect on the Borrower. The Guarantor hereby agrees, to the extent failure to do so could have a Material Adverse Effect, to pay all taxes and other charges imposed by any Government Authority upon the Guarantor or its property as and when they become due. The Guarantor hereby agrees, to the extent failure to do so could have a Material Adverse Effect, to comply with all Requirements of Law and Contractual Obligations.

            9. Corporate Activity. Nothing contained herein shall prohibit, restrict, prevent or otherwise bar the Guarantor from all and any lawful corporate activity, including, without limitation, incurrence, creation, assumption or the permitting to exist any indebtedness, or any lien on any of its properties or assets (including the capital stock of its subsidiaries including the Borrower), whether owned at the date hereof or hereafter acquired, or assign or convey any rights to or security interest in any future revenues; guaranteeing or otherwise in any way becoming or be responsible for indebtedness for borrowed money or obligations of any other party, contingently or otherwise; declaring or paying, directly and indirectly, any dividends or make any distributions, whether in cash, property, securities or a combination thereof, with respect to (whether by reduction of capital or otherwise) any shares of its capital stock or directly or indirectly redeeming, purchasing, retiring or otherwise acquiring for value any shares of any class of its capital stock or set aside any amount for any such purpose.

            10. NO JURY TRIAL. EACH OF THE GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, SECURED PARTY HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION OR OTHER PROCEEDING RELATING TO OR ARISING OUT OF THIS GUARANTEE, OR ANY OF THE OTHER LOAN DOCUMENTS. THE GUARANTOR COVENANTS AND AGREES NOT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION OR PROCEEDING IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. THE GUARANTOR FURTHER WAIVES, TO THE FULL EXTENT PERMITTED BY LAW, ANY RIGHT TO AN APPRAISAL OF ANY COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, INCLUDING, WITHOUT LIMITATION, ANY SUCH RIGHTS PROVIDED BY STATUTE.

            11. Miscellaneous.

                  (a) Payment of Expenses. The Guarantor hereby agrees to pay for all reasonable expenses of the Secured Party arising in connection with this Guarantee, including without limitation, the administration and enforcement of, or preservation of rights under this Guarantee (including without limitation, the reasonable fees and expenses of counsel for the Secured Party in connection with costs of collection, and all other costs and expenses associated with court and/or administrative proceedings through the appellate level, incurred by reason of any action, suit, proceeding, hearing, motion or application before any court or administrative body in which Secured Party may be or become a party by reason of this Guarantee, including, but not limited to, bankruptcy and administrative proceedings, as well as any other of the foregoing where a proof of claim is by law required to be filed, or in which it becomes necessary to defend or uphold the terms hereof (the "Costs"), in the event that (a) there shall occur any default under this Guarantee; (b) Secured Party is made party to any litigation merely because of the existence of this Guarantee; (c) it becomes necessary, by reason of acts of or omissions of the Guarantor for Secured Party to seek the advice of counsel with respect to this Guarantee; or (d) it becomes necessary for Secured Party to seek the advice of or retain counsel by reason of any request of the Guarantor. Said Costs shall be paid in addition to the amounts guaranteed in accordance with the provisions hereof.

                  (b) Waiver of Notice of Acceptance. Notice of acceptance of this Guarantee is hereby waived..

                  (c) Entire Agreement. This Guarantee and the other Loan Documents to which the Guarantor is a party represents the entire understanding between the Secured Party and the Guarantor. None of the terms or provisions of this Guarantee may be waived, altered, modified, or amended except in each instance by a specific written instrument duly executed by the Secured Party.

                  (d) Notices. All notices and other communications given pursuant to or in connection with this Guarantee shall be in duly executed writing delivered to the parties at the addresses set forth below (or such other address as may be provided by one party in a notice to the other):

                  If to the Guarantor: To it at its office set forth above;

                  with a copy to:

                  Littman Krooks Roth & Ball P.C.
                  655 Third Avenue
                  New York, New York 10017
                  Attention: Mitchell C. Littman, Esq.

                  If to the Borrower:

                  Major Acquisition Corp.
                  43-40 Northern Boulevard
                  Long Island City, New York 11101
                  Attention: Bruce Bendell
                  with a copy to:

                  Newman Tannenbaum Helpern Syracuse & Hirchtritt LLP 900 Third Avenue
                  New York, New York 10022
                  Attention: Stuart B. Newman, Esq.

                  If to the Secured Party:

                  Falcon Financial, LLC
                  2015 West Main Street
                  Stamford, CT 06902
                  Attention: Loan Administration Department

                  with a copy to:

                  Battle Fowler LLP
                  75 East 55th Street
                  New York, NY 10022
                  Attn: Structured Finance Group

            Notice delivered in accordance with the foregoing shall be effective
(i) when delivered, if delivered personally or by receipted-for telex, telecopier, or facsimile transmission, (ii) two days after being delivered in the United States (properly addressed and all fees paid) for overnight delivery service to a courier (such as Federal Express) which regularly provides such service and regularly obtains executed receipts evidencing delivery or (iii) five days after being deposited (properly addressed and stamped for first-class delivery) in a daily serviced United States mail box.

                  (e) Binding Effect; Assignment; Benefit of Agreement. This Guarantee shall be binding upon and inure to the benefit of parties hereto and their respective successors in interest and assigns. This Guarantee (i) is freely assignable by Secured Party, in whole or in part, at any time or from time to time, without prior notice to or consent of the Guarantor or Borrower, and (ii) is not assignable by the Guarantor or the Borrower without the prior written consent of the Secured Party, which consent may be withheld or delayed by the Secured Party in its sole discretion. The provisions of paragraph 11(j) are for the benefit of and may be enforced by the Borrower.

                  (f) Interpretation; Construction; Severability.

                        (i) The terms of this Guarantee have been fully reviewed and negotiated by the Borrower and the Guarantor in consultation with independent legal counsel of their respective choice. The Guarantor represents and warrants that it has personally reviewed this Guarantee, and that it has the requisite experience and sophistication to understand its terms and conditions and the consequences of the duties assumed and rights waived herein. In the event of an ambiguity in or dispute regarding the interpretation of this Guarantee, the interpretation shall not be resolved by any rule providing for interpretation against the party who cause the uncertainty to exist or against the drafting party.

                        (ii) Except as may be otherwise noted in context, all references to "paragraphs" shall be deemed to refer to the paragraphs or subparagraphs, as appropriate, of this Guarantee. References to "Schedules" mean the Schedules attached to and made a part of this Guarantee. The descriptive headings used in this Guarantee are for convenience only and shall not be deemed to affect the meaning or construction of any provision hereof.

                        (iii) Whenever possible this Guarantee and each provision hereof shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. If and to the extent that any such provision shall be held invalid and unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof, and any determination that the application of any provision hereof to any person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstance.

                  (g) Further Assurances. The Guarantor agrees at any time and from time to time, at the Guarantor's sole cost and expense, to obtain, procure, execute and deliver, file and affix or cause to be obtained, procured, executed, delivered, filed and affixed such further agreements, instruments, documents, powers (including stock powers, and powers of attorney) and information, and to do or cause to be done all such further acts and things (including the execution, delivery and filing of financing statements, payment of filing fees and transfer, gains and recording taxes) and do and cause to be done all such other acts as the Secured Party may reasonably request, from time to time, in its sole discretion.

                  (h) Term; Survival. This Guarantee is in full force and effect on the date hereof and shall continue until one year and one day after all Obligations of the Guarantor hereunder have been indefeasibly paid or satisfied in full. All representations, warranties, agreements and covenants contained in this Guarantee shall survive the execution and delivery of this Guarantee, and all of the waivers made and indemnification obligations undertaken by the Guarantor and the provisions of paragraphs 2 through 11 shall survive the termination, discharge or cancellation for any reason of this Guarantee until the Obligations are paid in full.

                  (i) Cumulative Rights of and No Waiver by Secured Party. The Secured Party's rights, powers, privileges and remedies under this Guarantee, any Loan Document, any other agreement or applicable law are cumulative and not exclusive and may be exercised successively or concurrently and shall not be waived, precluded or limited by any failure or delay in the exercise thereof or by the Secured Party's exercise, or partial exercise, of any thereof or by any course of dealing between the Guarantor and the Secured Party. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstance or constitute a waiver of the right of the Secured Party to any other or further action in any circumstance without notice or demand.

                  (j) The Guarantor's Subordination of Claims; Rights of Contribution; General Limitation . (i) Subordination. The Guarantor hereby irrevocably subordinates, pursuant to paragraph 4 hereof, and agrees that until such time as Secured Party has received indefeasible payment of all Obligations in full, the Guarantor shall not assert any claim (as defined in 11 U.S.C.
Section 101), including, without limitation, any right or claim of subrogation, payment or reimbursement, that the Guarantor now or hereafter may have against any Borrower under any Loan Document or against any other security held by or available to the Secured Party for any Obligations or the payment thereof because, arising out of or on account of any payments or transfers made by the Guarantor, or any payment or transfer which the Guarantor agreed to or is obligated to make, for any reason, whether any such right or claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

                  (ii) General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Guarantor, under its guarantee or otherwise to Secured Party would, taking into account the provisions of Section 11(j) hereof, be held or determined to be void, invalid or enforceable, or subordinated to the claims of any creditors other than the Secured Party, on account of the amount of its liability under its guarantee or otherwise to the Secured Party, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by the Guarantor, the Secured Party or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding

                  (k) Time of the Essence. Time is of the essence with respect to any payments to be made and obligations to be performed by the Guarantor under this Guarantee.

                  (l) Governing Law. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                  (m) Counterpart. This Guarantee may be signed in counterpart, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

                  (n) Descriptive Headings. The descriptive headings used in this Guarantee are for convenience only and shall not be deemed to affect the meaning or construction of any provision hereof.

            THIS GUARANTEE CONTAINS WAIVERS OF VARIOUS RIGHTS, INCLUDING (WITHOUT LIMITATION) WAIVERS OF RIGHTS OF JURY TRIAL. THE GUARANTOR HEREBY MAKES AND ACKNOWLEDGES THAT IT MAKES ALL OF THE WAIVERS SET FORTH IN THIS GUARANTEE KNOWINGLY, INTENTIONALLY, VOLUNTARILY, WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEY; THE GUARANTOR FURTHER ACKNOWLEDGES THAT SUCH WAIVERS ARE A MATERIAL INDUCEMENT TO THE SECURED PARTY TO MAKE THE LOAN TO THE BORROWER AND THAT THE SECURED PARTY WOULD NOT HAVE ENTERED INTO THE SECURITY AGREEMENT AND ACCEPTED THE NOTE WITHOUT SUCH WAIVERS.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this Guarantee to be executed and delivered as of the date first above written.

ATTEST:                             GUARANTOR:

                                    FIDELITY HOLDINGS, INC.


(SEAL)                              By:
                                       ------------------------------------
                                       Name:
                                       Title:

STATE OF NEW YORK )
                  ) :ss.
COUNTY OF         )

      This instrument was acknowledged before me this _______ day of ________________,1998 by _____________________, the ________________________ of
Fidelity Holdings, Inc., a corporation formed under the laws of the State of Nevada.

[NOTARIAL SEAL]                           Notary Public in and for said State



                                          -------------------------------
                                                   Notary Public

                                   SCHEDULE A

Legal Name of
Guarantor:

Fidelity Holdings, Inc.

Type of Entity:

"C" corporation

Jurisdiction of
Organization:

Nevada

Other Jurisdictions
Where Qualified:

None.

Chief Executive Office:

80-02 Kew Gardens Road
Suite 5000
Kew Gardens, New York 11415

Mailing Address:

80-02 Kew Gardens Road
Suite 5000
Kew Gardens, New York 11415

Relationship to
Borrower:

Owner

Equity Holders/
Controlling Persons:

N/A

Existing Debt and
Business Purpose:

As described in Form 10-K for the year ended December 31, 1997.

                                   SCHEDULE B

Pending/Threatened Proceedings:

                                  SCHEDULE 7(j)

Addendum to Financial Statements

      The Form 10-K for the year ended December 31, 1997 in which the Borrower's financial statements are contained will be subsequently amended to provide pro forma financial information with respect to the acquisition of Major Acquisition Corp.